CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Dec. 31, 2025	Dec. 31, 2024
CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
Sales	$ 0	$ 0
Operating expenses
Professional fees	29,551	10,000	$ 35,090	$ 560,450
General and administrative	1,284	594	1,643	4,063
Total operating expenses	30,835	10,594	36,733	564,513
Loss from operations	(30,835)	(10,594)	(36,733)	(564,513)
Other expenses
Interest expense	(2,853)	(2,384)	9,669	7,021
Total other expenses	(2,853)	(2,384)	(9,669)	(7,021)
Net loss before tax provision	(33,688)	(12,978)	(46,402)	(571,534)
Tax provision	0	0
Net loss	$ (33,688)	$ (12,978)	$ (46,402)	$ (571,534)
Net loss per common share: basic and diluted	$ (0.16)	$ (0.06)	$ (0.22)	$ (2.65)
Weighted average common shares outstanding - basic and diluted	215,342	215,342	215,342	215,342